SEPARATION AGREEMENT AND RELEASE OF CLAIMS AGREEMENT made as of October 12, 2017, between GARTNER, INC., a Delaware corporation having an office located at 56 Top Gallant Road, Stamford, Connecticut ("Gartner") and Per Anders Waern (the "Employee"). In consideration of the covenants and promises set forth below, Gartner and the Employee, intending to be bound legally, agree as follows: 1. Separation. Gartner and the Employee have agreed to sever the employment relationship effective at the close of business on December 15, 2017 the (“Separation Date"). Between October 12, 2017 and the Separation Date Employee shall be available to assist in the transition of his duties and to perform other tasks requested of him. An announcement will be made on October 12, 2017, explaining that Employee will be retiring at the end of December 2017. 2. Severance. Contingent upon full execution and delivery of this Separation Agreement and Release of Claims, including the Full Release of All Claims attached as Exhibit A (to be signed within 3 days after the Separation Date “the Supplemental Release”) and expiration of the respective Revocation Periods with no revocation having been given, Gartner shall provide the Employee with a severance package consisting of the payments and/or benefits set forth on Schedule 1 attached hereto. At Employee’s request (but subject to modification based on mutual agreement between the Company and Employee), all payments will be made in a lump sum on or before December 31, 2017, and shall be paid net of applicable taxes and withholdings required by law. Employee will also be entitled to any accrued and unused PTO days, as set forth on Schedule 1, which will be paid out in a lump sum prior to December 31, 2017. In consideration of the payments and benefits to Employee set forth in Schedule 1, Employee agrees to make himself reasonably available to consult with the management of Gartner for transition purposes during 2018. 3. Benefits. Except as specifically set forth in Paragraph 2 above, Gartner and the Employee agree that, commencing on the Separation Date, the Employee will not be eligible to receive or participate in any of the benefits or perquisites offered by Gartner to its employees, including, without limitation, medical welfare benefits, the employee stock purchase plan, bonus plans, profit sharing plans, 401(k) plans, stock options, vacation, disability insurance, life insurance and severance, except as required by applicable law. 4. Continuing Obligations. The Employee acknowledges that the severance and/or other benefits contained herein constitute substantial consideration to him or her and that s/he restates his or her commitment to adhere to those obligations to Gartner as are set forth in the Agreement Regarding Certain Conditions of Employment, including, but not limited to the post termination restrictions regarding confidential information, non-competition and non-solicitation. Such agreements and conditions remain in full force and effect and are not amended in any way by this Agreement. 5. Non-Disclosure. The Employee agrees not to disclose the provisions of this Agreement to any person or entity, with the exception of the Employee's counsel, accounting and tax advisors, his/her immediate family, or as required by applicable law. The Employee further agrees to take all reasonable steps necessary to ensure that confidentially is maintained by any of the individuals or entities referenced above to whom disclosure is authorized. 6. Anti-Disparagement. The Employee agrees not to make any statement, written or verbal, to any third party that may be harmful to Gartner or injurious to the goodwill, reputation or business standing of Gartner at any time in the future. 7. Release of Claims. The Employee, on behalf of Employee and his or her heirs, executors, administrators, representatives, successors and assigns, in consideration of the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, remises, releases and forever discharges Gartner and its parent, subsidiaries, affiliated corporations, successors and assigns and their respective officers, directors, shareholders, employees and agents (collectively, the "Releasee") from any and all claims, damages, actions, causes of action, losses, liabilities, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, judgments, extents, executions, costs and expenses of any nature whatsoever, including, without limitation, court costs and attorneys' fees, whether or not now known, claimed or suspected, fixed or contingent, in law or in equity (collectively, the "Claims") which the Employee now has, has ever had, has ever claimed to have had or may have against Releasee from the beginning of the world to the date of Employee's execution of this Agreement, including: any and all Claims for violation of the common law, including, but not limited to, wrongful discharge of employment, breach of contract - express or implied, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentations, negligence, slander, defamation or self-defamation; any and all Claims for violation of any federal, state, local or municipal rule, regulation or statute, including, but not limited to, alleged violations of the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. S621 et seq. (the "ADEA"), National Labor Relations Act, as amended; Title VII of the Civil Rights Act of 1964, as amended; Sections 1981 through 1988 of Title 42 of the United States Code; the Employee Retirement Income Security Act of 1974, as amended; the Immigration Reform Control Act, as amended; the Americans With Disabilities Act of 1990, as amended; the Family and Medical Leave Act of 1993; the Fair Labor Standards Act, as amended; the Occupational Safety and Health Act, as amended; the Consolidated Omnibus Budget Reconciliation Act, as amended; the Connecticut Fair Employment Practices Act, Conn. Gen. Stat. Secs. 46a-60 et seq., and the Connecticut Wage and Hour Law, Conn. Gen. Stat. Secs. 31- 70 et seq. and all applicable anti-discrimination, anti-retaliation, wage and hour and/or other employment laws of any state of the United States; any and all Claims for violation of any public policy having any bearing whatsoever on the terms or conditions of Employee's employment or cessation of employment with Gartner; any and all Claims arising directly or indirectly out of Employee's employment by Gartner; and any and all Claims for attorneys' fees and costs. This Release of Claims does not impair the express obligations of Gartner that are set forth in this Agreement. The Employee covenants and agrees that Employee will not assert any claim or initiate any legal or other action against any Releasee with respect to any matter covered by the foregoing release. Employee acknowledges and agrees that if Employee or any of his/her representatives, heirs, executors or administrators should hereafter make against the Releasees any claim or demand or commence or threaten to commence any action, claim or proceeding otherwise prohibited by this Agreement, this Paragraph may be raised as a complete bar to any such action, claim or proceeding and the applicable Releasees may recover from Employee all costs incurred in connection with such action, claim or proceeding, including attorneys’ fees as allowed pursuant to applicable law, if it is determined that any such action, claim or proceedings is prohibited by this Agreement. This Agreement does not prevent Employee or Employee’s attorney from filing a charge with the Equal Employment Opportunity Commission (“EEOC”) concerning claims of discrimination, nor does it prevent Employee from participating in an EEOC investigation, hearing or proceeding. This Agreement does not limit Employee’s right to receive an award for information provided to the EEOC in any such investigation, hearing or proceeding. Employee acknowledges that certain states provide that a general release of claims does not extend to claims which the Employee does not know or suspect to exist in his or her favor at the time of executing the release which, if known by the Employee may have materially affected his or her entering into the release of claims. Being aware that such statutory protection may be available to him or her, Employee expressly, voluntarily and knowingly waives any arguable benefit or protection of any such statute in executing this Release, known or unknown. 8. Revocation Period. a) The Employee acknowledges that s/he has seven days after execution of this Agreement to revoke it. b) IF THE EMPLOYEE DESIRES TO REVOKE THIS AGREEMENT AFTER EXECUTION, S/HE MUST NOTIFY GARTNER IN WRITING, WHICH WRITING MUST BE RECEIVED BY ROBIN KRANICH, AT 56 TOP GALLANT ROAD, STAMFORD, CT 06904 ON OR BEFORE 11:59 P.M. ON THE SEVENTH DAY AFTER EXECUTION OF THIS AGREEMENT. IF THE LAST DAY OF THE REVOCATION PERIOD IS A SATURDAY, SUNDAY OR LEGAL HOLIDAY IN CONNECTICUT, THEN THE REVOCATION PERIOD SHALL NOT EXPIRE UNTIL THE NEXT FOLLOWING DAY WHICH IS NOT A SATURDAY, SUNDAY OR LEGAL HOLIDAY. THIS AGREEMENT SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE, AND THE CONSIDERATION DESCRIBED ABOVE SHALL NOT BE PAYABLE, UNTIL THE REVOCATION PERIOD HAS EXPIRED WITHOUT SUCH REVOCATION HAVING BEEN GIVEN. 9. Merger and Integration. Except with respect to the Agreement Regarding Certain Conditions of Employment referenced above, all prior understandings and agreements between the parties are merged into this Agreement, which together with the Agreement Regarding Certain Conditions of Employment, applicable stock option plans and this Separation Agreement and Release of Claims, collectively, express the complete understanding and agreement between the parties. Any Gartner policies regarding confidentiality of Gartner or client information remain in full force and effect and are not altered in any way by this Agreement. 10. Headings. The section headings contained in this Agreement are for convenience of reference only, are not intended to be a part of this Agreement and shall not be construed to define, modify, alter or describe the scope or intent of any of the terms, covenants or conditions of this Agreement.

11. Severability. If any term or provision of this Agreement or the application thereof to any person, entity or circumstance shall to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to such person, entity or circumstance other than those that are held invalid or unenforceable, shall not be affected thereby, and each other term and provision shall be valid and enforced to the fullest extent permitted by law. The parties authorize the court to reduce in scope or modify, if possible, all invalid or unenforceable provisions, so that they become valid or enforceable. 12. Successors. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Connecticut, without regard to its conflict of laws principles. 14. Waiver of Rights. The Employee understands that there are various state, federal and local laws that prohibit employment discrimination on the basis of, among other things, age, sex, race, national origin, religion and disability and that these laws are enforced by various government agencies. The Employee intends to waive and hereby does waive any right that he may have to bring a claim against Gartner under the Age Discrimination in Employment Act of 1967 as amended, and under any other laws regarding employment discrimination with respect to his/her employment with Gartner. The Employee specifically acknowledges the following: a) the Employee has read this Agreement including the full release of claims and fully understands its terms; b) the Employee is voluntarily entering into this Agreement knowingly of his or her own free will and without undue influence or stress; c) the waiver specifically refers to rights or claims arising under the Age Discrimination in Employment Act of 1967 as amended; d) the Employee has not waived any rights arising after the date that s/he executes this Agreement; e) the payments and benefits and other considerations provided by this Agreement are in addition to anything of value to which the Employee is already entitled; f) the Employee has been advised in writing to consult with an attorney prior to executing this Agreement and has had an opportunity to review this Agreement with an attorney; g) the Employee has been given a period of 21 days to consider this Agreement; h) the Agreement provides the Employee with a period of 7 days following the execution of this Agreement to revoke the Agreement;

i) the Agreement will not become effective until the eighth day following execution by the Employee of this Agreement. If the Employee signs the Agreement prior to the expiration of the period given to Employee within which to consider this Agreement, s/he does so voluntarily and of his/her own free will. 15. Arbitration. The parties agree that, to the extent permitted by applicable law, any dispute arising under this Agreement that is not resolved shall be decided by arbitration under the JAMS Employment Arbitration Rules and Procedures, either by JAMS or such other private arbitration service agreed upon by the parties. Such arbitration shall take place before one arbitrator in Stamford, Connecticut, unless the parties mutually agree upon a different location. The cost of the arbitration shall be paid by the non-prevailing party, as allowed pursuant to applicable law. 16. Amounts Owed To Gartner. Employee acknowledges and agrees that this Separation Agreement and Release of Claims does not operate as a waiver by Gartner of any sums owed by Employee to Gartner, including but not limited to those resulting from duplicative or erroneous payments, commissions paid but not earned (including business takedowns and overdraws), unaccrued PTO days taken, unpaid loan balances, unreturned Company property, or any other reason. Employee reaffirms his or her obligation to repay any such sums determined to be owed to Gartner and to return any Company property in his or her possession, and acknowledges that Gartner may withhold and offset such sums (including but not limited to the value of any unreturned Company property) from any amounts otherwise payable to Employee under this Agreement. 17. Tax Consequences. a) The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Employee or made on Employee’s behalf under the terms of this Agreement. Employee agrees and understands that he or she is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. b) Section 409A. It is intended that this Agreement comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations and official guidance thereunder (“Section 409A”), and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. Each payment and benefit to be paid or provided under this Agreement is intended to constitute a series of separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. Payments provided under this Agreement may only be made upon an event and in a manner that complies with Section 409A or an applicable exemption, and any payments under this Agreement that may be excluded from Section 409A either as separation pay due to an involuntary separation from service or as a short- term deferral shall be excluded from Section 409A to the maximum extent possible. The Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A. In no event will any of the Releasees be liable for or reimburse Employee for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Employee as a result of Section 409A. IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. /s/ Per Anders Waern Date: 10/12/2017 Name: Per Anders Waern GARTNER, INC. _/s/ Jules P. Kaufman__________________ Date: 10/12/2017 By: __Jules P. Kaufman______________ Title: EVP, General Counsel & Secretary

Schedule 1 Severance Package Name: Per Anders Waern Separation Date: December 15, 2017 Weeks of Severance: 52 weeks, at current base salary. Bonus: $348,708.00, less applicable taxes Benefits: Subject to (a) Employee’s timely completion and submission of the required documentation to continue his existing group medical coverage under COBRA for Employee and any covered family members, and (b) Employee’s ongoing payment of the premium for such coverage at the active associate rate, Gartner will pay the balance of the premium for a maximum period of 12 months. Relocation: Gartner will pay, in the final pay period in December 2017, $50,000 (subject to tax withholding) which the Employee may use towards Employee’s relocation to Sweden. Tax preparation assistance: Gartner will pay, in the December 15, 2017 pay period, $30,000 (subject to tax withholding) which the Employee may use towards funding tax preparation. It would be expected that Employee will directly engage a tax preparation provider of his choice. Other tax consideration: Gartner will pay, in the December 15, 2017 pay period, $15,000 (subject to tax withholding). This amount is in consideration of the potential Medicare taxation applied to Employee’s future release of deferred compensation. Other cash payment consideration: Gartner will pay, in the December 15, 2017 pay period, $70,000 (subject to tax withholding). PTO payable: Gartner will pay, in the December 15, 2017 pay period, 25 days of unused, but accrued PTO equal to a value of $44,706, subject to withholding.

Vesting of Equity Unvested Stock Appreciation Rights and Performance Stock Units that were otherwise scheduled to vest in the 12 months following the separation date will vest on your Separation Date. All vesting equity is subject to tax withholding. For clarity, Exhibit B reflects a schedule of the number of equity units that are subject to retirement eligibility within the Plan.